ALLIANCE NEW EUROPE FUND

ANNUAL REPORT
JULY 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

September 25, 1998

Dear Shareholder:

We are pleased to report the performance of the Alliance New Europe Fund for the annual reporting period ended July 31, 1998.

INVESTMENT RESULTS AND ACTIVITY
The table on the following page provides information on Alliance New Europe Fund's performance and, for comparison, that of relevant benchmarks for the six and 12 months ended July 31, 1998. Your Fund performed basically in line with its competitive universe, slightly outperforming the Morgan Stanley Capital International (MSCI) Europe Index on a six-month basis but marginally underperforming over the 12 months ended July 31, 1998. Relative to its peer group returns, as represented by the Lipper European Funds Average, your Fund's performance trailed slightly during the six months, but outperformed over the 12 months ended July 31, 1998.

Performance of the Fund was largely influenced by our bottom-up stock selection process. From January to June, returns were positively affected by the portfolio's exposure to economically-sensitive stocks. Gains in telecommunication equipment (Nokia Oyj), automotive (Valeo, SA), capital goods (Schneider, SA, Schindler Holding AG), and select basic industry stocks (Akzo Nobel NV, Henkel HgaA Vz) led to strong performance. Our holdings in financial stocks also did well, with material gains recorded by Zurich Insurance, Julius Baer Holding AG, ING NV, Societe Generale, and Bank Austria AG. Country allocation was mildly positive with the Fund's underweight position in the underperforming markets of the United Kingdom and Norway adding value against a relative loss associated with the Fund's underweight exposure to Germany and Belgium.

July, however, proved to be the Fund's relative "undoing" for the period as fears of a deepening and widening of the Asian crisis began to take their toll on investors' appetite for equities. With markets pulling back sharply, economically sensitive and financially exposed stocks of all kinds were sold off. This sell-off has continued into August. With only a modest "defensive" posture to the Fund, performance suffered both on an absolute and relative basis. As was the case at the time of our last letter to shareholders, we still view many of the economically-sensitive companies owned in the portfolio as attractive. The primary reasons why we continue to own these companies is because we believe that valuations are still attractive, and more importantly, because of our confidence that their managements have the right strategy for growing the value of these businesses through restructuring and focusing.

Continued volatility in the global markets resulted in sharply negative performance for most international funds during the month of August, and your Fund returned a negative 15.19% during that period, more than halving the Fund's July 31 year-to-date return of 29.52%. The decline continued into September; as of September 23, the Fund's year-to-date return was 6.46%. However, this downturn does not change our basic outlook. We believe that your Fund is correctly positioned, and that it, within its universe, should perform well over the coming periods.

We continue to monitor the specific fundamentals of each and every company owned by the Fund. Where visibility on fundamentals has diminished we have trimmed or sold our position. Major positions sold during the period include LM Ericsson (low visibility due to poor product range), Elf Aquitaine, SA (margins under pressure due to low oil and chemical prices), ASM Lithography Holding NV (capital expenditure cut-backs by semi-conductor manufacturers affecting business--no visibility on second half of 1998 or 1999) and Ciba Speciality Chemicals AG (chemical margins under pressure). We were also active in selling positions upon reaching our price objective. Companies here included Barco NV, Bekaert NV, Accor, SA, Volvo AB, Compass Group Plc, and Schibsted ASA. After the close of the reporting period, we also sold our position in Adidas-Salomon (integration of Salomon business to take longer than expected, core Adidas business set to slow into 1999).

Cash raised from the sale of existing holdings was used to add to favored stocks such as Royal Philips Electronics NV, Merck KGaA, and Zurich Allied Insurance. Our emphasis being on those companies offering the best available combinations of earnings growth and reasonable prices, we found opportunities to start positions in companies that had lagged the markets for some time, but where we felt material change was taking place that the market had failed to value properly. This in essence


1


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

allowed us to purchase securities with at least 20% upside in our valuation work. Companies added to the portfolio under this description include Banque Nationale de Paris and Suez Lyonnaise Des Eaux in France, CRH Plc in Ireland, ENI SpA in Italy, Endesa, SA and Repsol, SA in Spain, Astra AB and Autoliv, Inc. in Sweden, UBS AG in Switzerland, and Bank of Scotland and Imperial Tobacco Group Plc in the United Kingdom. As always, country and industry exposures remain by-products of our stock selection process.


INVESTMENT RESULTS*
Periods Ended July 31, 1998
                                                 TOTAL RETURNS
                                            6 MONTHS      12 MONTHS
                                           ----------    -----------
ALLIANCE NEW EUROPE FUND
  Class A                                    24.93%         32.21%
  Class B                                    24.39%         31.22%
  Class C                                    24.37%         31.13%

MSCI EUROPE INDEX                            24.01%         33.90%

LIPPER EUROPEAN REGION FUNDS AVERAGE         25.46%         31.22%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF JULY 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX IS A MARKET-CAPITALIZATION WEIGHTED INDEX OF OVER 550 STOCKS TRADED IN 15 EUROPEAN MARKETS. THE LIPPER EUROPEAN REGION FUNDS AVERAGE (LIPPER AVERAGE) REPRESENTS FUNDS THAT INVEST IN EQUITY SECURITIES WHOSE PRIMARY TRADING MARKETS OR OPERATIONS ARE CONCENTRATED IN THE EUROPEAN REGION OR IN A SINGLE COUNTRY WITHIN THIS REGION. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. THE LIPPER AVERAGE, FOR THE SIX- AND 12-MONTH PERIODS ENDED JULY 31, 1998, REFLECTS PERFORMANCE OF 95 AND 85 MUTUAL FUNDS, RESPECTIVELY. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 5.


MARKET AND ECONOMIC REVIEW
European markets continued their bull run in the six months to July 1998, supported by a benign interest-rate environment, accelerating economic growth, and rising flow of funds. Continental European markets performed the best, with the average return for these stock exchanges rising nearly 30% in local currency terms. Leading all markets was Finland, which powered ahead on the back of a sharp rise in the shares of Nokia, the mobile telecommunications equipment manufacturer. Norway and the United Kingdom lagged behind. Rising short-term interest rates and a weakening outlook for corporate profit growth (the former because of declining oil revenues, the latter because of the sterling's strength) undermined both markets. By sector, insurance and telecommunication utilities--especially cellular service providers--did particularly well. Capital goods and commodity-driven stocks faired relatively poorly. The U.S. dollar generally weakened against Continental European currencies and was essentially flat against the British pound.

The economic recovery in Continental Europe continued as an acceleration in domestic consumption offset a slowing in export-led demand. Rising domestic consumption helped improve both consumer and business sentiment which, in turn, helped employment trends move into positive territory for the first time in many years. Despite accelerating economic activity, inflation remained subdued due to below average capacity utilization and rising productivity that helped to drive unit labor costs down. Inflation also got a push on the downside from the impact that Asia has begun to make on the level of global economic activity, and in particular, on commodity prices. This allowed interest rates at the long end of the yield curve to fall further so that by the end of August, diminishing yields in Europe were setting new post-WW II records on a daily basis.

Nearly the opposite economic environment evolved in the United Kingdom where further increases in short-term interest rates were taken as a good measure to insure that inflation trends, which seemed to be accelerating, would be kept at bay. By the end of August, the U.K. was the only developed market in the world with a 200 basis point inverted yield curve. High interest rates have had an effect on exchange rates (i.e., kept the sterling


2


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

strong), as well as on the level of economic activity. According to data gathered by the U.K. Conference Board of Industry (CBI), business optimism is now at its lowest level since the recession of the early 1990s. While industrial activity has slowed materially, signs have begun to emerge that the consumer is also beginning to slow down. The slowdown for the consumer should be less pronounced than that witnessed during the 1990-1992 downturn due to a higher savings ratio and less extended use of credit.

INVESTMENT OUTLOOK
The sharp ongoing selloff in world equity markets which began in July has caused us great consternation, not so much because we did not expect such a correction to occur--in fact we did, but not with the velocity and pace at which it has transpired--but because we witnessed many companies with solid business prospects once again being sold indiscriminately on the basis of thematic concepts and exaggerated fears. Akzo Nobel NV is a perfect example of a simple and factual statement leading to an exaggerated movement in share price. In reviewing its prospects for the second half of 1998, the company stated that they expected growth to slow from its first-half pace. The reason the company expects this is because the second half of 1997 was so strong that on a comparative basis it would be very hard for growth to accelerate relative to the first-half growth witnessed this year (against easy comparisons in first half 1997). The company simply told the market what it already should have known given the seasonal strength last year.

To an extent companies like Akzo and others sensitive to the direction of economic growth are rightfully cautious about the second half of 1998, given slowing trends in world Gross Domestic Product (GDP), but the investment opportunity in Europe has never been, is not now, and never will be about accelerating top-line growth. The opportunity in Europe on the whole is about companies being able to extract maximum profitability from their operations by expanding margins and squeezing capital employed. For many of the companies we talk to and visit, much of the effort being applied in this direction is still working and still bearing fruit. As compared to such efforts by companies in the U.S., many Continental European companies are still several years behind on the curve. Thus, short of a material contraction in global growth, select companies should be able to continue generating good operating- and bottom-line growth. Looking at the Continent through the spectacles of our investment process, we see the opportunities there as more growth oriented than value oriented at this time.

In contrast, many companies in the United Kingdom have gone through restructuring already, yet with the possibility of a recession looming, most share prices are already priced for a "bust" in the economy well in advance of any "collapse" in earnings. We do not expect earnings to collapse because without a boom, there can not be a bust. Consequently, with select companies valued at levels lower than during the last recession, it is not too hard to find companies in the U.K. selling noticeably below intrinsic value. Thus we see opportunities in the U.K. today as being more value than growth oriented. Should the Bank of England signal an alteration in its posture to easing rather than tightening, we will be quick to move on these opportunities, and could very easily see the Fund moving overweight in the United Kingdom as we look out into 1999.

The correction in share prices since the July peak has brought valuations back a bit, but our work still shows equities in general to be highly priced, particularly on the Continent. This is so because as the 1999 earnings become a bigger influence on our valuation models, we are starting to see the effect of a lower trajectory level for earnings growth begin to affect our target prices. Currently, this remains our biggest concern because without an uplift in earnings expectations we feel it will remain very difficult for the index averages to make headway. This has been our stance since April 1998. The internal dynamics on the Continent remain more favorable than those in the United Kingdom (which is experiencing a typical economic and stock market cycle), but the external risks to a continuation of the bull market in the short term continue to mount. Wall Street remains a significant risk and, with additional and expanding problems in emerging markets showing on a near daily basis, one should expect investor confidence in general to continue ebbing lower.

Global credit and growth are contracting due to the ripple effects of the Asian crisis. Instead of having the wind at its back, earnings growth is now facing a strong headwind. As such, the challenges continue to mount against


3


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

a company's ability to produce profits up to the market's level of expectations. In such an environment, a more defensive approach to investing seems warranted. We have been pursuing such a rebalancing of the portfolio for several months now. But in doing so, we feel we must adhere to the investment process that has served us well over time. The process and the opportunities identified by it today do not suggest the same ultra-defensive posture the market has gravitated towards in the past two months. We think the direction is right, but the timing is a bit off. Therefore, we will continue to look at reducing exposure to companies where we feel the probability of profit disappointment is high, while we will add to companies that offer protection from uncertain business trends so long as they meet our investment discipline. We will also continue to look for ways to diversify our holdings so as to reduce idiosyncratic risk in our portfolio.

Many of the positive fundamentals that have underpinned the bull market in European equities remain with us today and, barring a global recession, are likely to be with us in the future. As much as greed seemed to dominate the investment psyche in the first half of 1998, the current environment seems very much dominated by fear. It is true that there is a lot to be concerned about, but it also equally true that many good things are happening as well. Under the present circumstances, we feel it prudent to hold above-average positions in cash and to look for attractive entry points to put this cash to work. The rapid decline in share prices has brought many prices back to attractive levels. We believe the bull market in Europe can continue because its foundations remain intact, but only if we get a successful resolution to major issues currently affecting the global economy. The next few weeks and months will be crucial in this regard.

As always, we appreciate your investment in Alliance New Europe Fund and we look forward to reporting its progress to you in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Stephen Beinhacker
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


4


INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

Alliance New Europe Fund is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      32.21%         26.57%
Five Years                    21.82%         20.78%
Since Inception*              12.96%         12.36%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      31.22%         27.22%
Five Years                    20.95%         20.95%
Since Inception*              14.66%         14.66%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      31.13%         30.13%
Five Years                    20.96%         20.96%
Since Inception*              20.11%         20.11%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END
(JUNE 30, 1998)

                             CLASS A        CLASS B        CLASS C
                             -------        -------        -------
1 Year                        30.69%         31.39%         34.43%
5 Years                       21.17%         21.35%         21.37%
Since Inception*              12.52%         14.90%         20.53%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 4/2/90 Class A; 3/5/91 Class B; 5/3/93 Class C.


5


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

ALLIANCE NEW EUROPE FUND
GROWTH OF A $10,000 INVESTMENT
4/30/90* TO 7/31/98

$38,000
$32,000
$26,000
$20,000
$14,000
$10,000
$8,000

MSCI EUROPE INDEX: $34,691
LIPPER EUROPEAN REGION FUNDS AVG.: $27,539
NEW EUROPE FUND CLASS A: $26,750

4/30/90   7/31/91   7/31/92   7/31/93   7/31/94   7/31/95
   7/31/96   7/31/97   7/31/98


This chart illustrates the total value of an assumed $10,000 investment in Alliance New Europe Fund Class A shares (from 4/30/90 to 7/31/98) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index measures the overall performance of stock markets in 15 European countries.

The Lipper European Region Funds Average reflects the performance of 11 funds (based on the number of funds in the average from 4/30/90 to 7/31/98). These funds have generally similar investment objectives to Alliance New Europe Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance New Europe Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


New Europe Fund
MSCI Europe Index
Lipper European Region Funds Avg.

*    Closest month-end after Fund's Class A share inception date of 4/2/90.


6


TEN LARGEST HOLDINGS
JULY 31, 1998                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                                                 PERCENT OF
COMPANY                                   U.S. $ VALUE           NET ASSETS
-------------------------------------------------------------------------------
Nokia Oyj Cl. A                           $ 16,162,438               5.2%
Zurich Allied AG                            11,851,479               3.8
Akzo Nobel NV                               11,555,392               3.7
ING NV                                      10,076,150               3.2
Royal Philips Electronics NV                 9,235,256               3.0
Tomkins Plc.                                 6,116,704               2.0
Ladbroke Group Plc.                          5,535,331               1.8
Telecom Italia Mobile SpA                    5,393,487               1.7
Nestle, SA                                   5,275,267               1.7
British Aerospace Plc.                       4,871,967               1.6
                                          $ 86,073,471              27.7%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JULY 31, 1998
_______________________________________________________________________________

                                                            SHARES*
-------------------------------------------------------------------------------
                                                                      HOLDINGS
PURCHASES                        COUNTRY             BOUGHT            7/31/98
-------------------------------------------------------------------------------
Akzo Nobel NV                    Netherlands         51,700         226,800
Astra AB Ser. A                  Sweden             201,500         201,500
Banque Nationale de Paris        France              49,500          49,500
CRH Plc.                         Ireland            242,200         242,200
Eni SpA                          Italy              562,000         562,000
Royal Philips Electronics NV     Netherlands         76,300         114,000
Suez Lyonnaise des Eaux          France              26,000          26,000
UBS AG                           Switzerland          3,200          10,000
Volkswagen AG                    Germany              8,100          45,000
Zurich Allied AG                 Switzerland          9,900          15,100

                                                                      HOLDINGS
SALES                            COUNTRY               SOLD            7/31/98
-------------------------------------------------------------------------------
Alcatel Alsthom (Cie Generale)   France              11,400              -0-
ASM Lithography Holding NV       Netherlands         30,000              -0-
Bergersen Cl. A                  Norway              82,850              -0-
Ciba Specialty Chemicals AG      Switzerland         28,000              -0-
Compass Group Plc.               United Kingdom     225,000              -0-
Elf Aquitaine, SA                France              23,000              -0-
Novartis AG                      Switzerland          1,650           1,950
ProSieben Media AG               Germany             37,514              -0-
Total, SA Cl. B                  France              16,100          21,562
United News &Media Plc.          United Kingdom     245,090              -0-


*    Adjusted for stock splits.


7


INDUSTRY DIVERSIFICATION
JULY 31, 1998                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                                                 PERCENT OF
                                            U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Aerospace & Defense                        $   5,858,663             1.9%
Basic Industries                              16,742,364             5.4
Capital Goods                                  4,332,766             1.4
Consumer Manufacturing                        35,914,433            11.6
Consumer Services                             30,736,681             9.9
Consumer Staples                              30,507,294             9.8
Energy                                        10,768,257             3.5
Finance                                       62,786,051            20.2
Healthcare                                    27,086,589             8.7
Multi-Industry                                21,893,596             7.0
Technology                                    22,127,398             7.1
Transportation                                 2,272,136             0.7
Utilities                                     18,785,282             6.0
Total Investments                            289,811,510            93.2
Cash and receivables, net of liabilities      21,151,513             6.8
Net Assets                                 $ 310,963,023           100.0%


8


PORTFOLIO OF INVESTMENTS
JULY 31, 1998                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-90.7%
AUSTRIA-0.9%
Bank Austria AG                                  37,415    $   2,958,298

DENMARK-1.0%
Ratin A/S Cl. B                                  17,080        3,259,488

FINLAND-7.3%
Enso OY Cl. R                                   328,000        3,160,145
Nokia Oyj Cl. A                                 184,000       16,162,438
Orion-yhtymae Oy Ser. B                         105,740        3,245,958
                                                             ------------
                                                              22,568,541

FRANCE-12.7%
Banque Nationale de Paris                        49,500        4,588,635
Compagnie de Saint-Gobain                        25,062        4,386,008
Compagnie Francaise d'Etudes et de
  Construction Technip, SA                       23,065        2,822,471
ISIS                                             13,298        1,497,989
L'Air Liquide                                    15,995        2,574,001
Pinault-Printemps-Redoute, SA                    15,275        2,330,106
Sanofi, SA                                       11,000        1,322,102
Schneider, SA                                    68,000        4,444,422
Societe Generale                                 16,400        3,947,766
ST Microelectronics (a)                              10              654
Suez Lyonnaise des Eaux                          26,000        4,794,234
Total, SA Cl. B                                  21,562        2,461,440
Usinor Sacilor                                  113,000        1,577,890
Valeo, SA                                        28,739        2,745,994
                                                             ------------
                                                              39,493,712

GERMANY-8.3%
Adidas-Salomon AG                                25,400        3,769,309
BASF AG                                          68,750        3,238,477
Merck KGaA                                       81,520        3,798,768
Schmalbach Lubeca AG                             16,520        3,556,582
Thyssen AG                                       17,060        4,166,706
Veba AG                                          51,200        3,021,922
Volkswagen AG                                    45,000        4,244,519
                                                             ------------
                                                              25,796,283

IRELAND-1.0%
CRH Plc.                                        242,200        3,204,635

ITALY-4.6%
Credito Italiano SpA                            617,000        3,525,062
Eni SpA                                         562,000        3,653,984
Telecom Italia Mobile SpA                       809,000        5,393,487
Telecom Italia SpA                              204,388        1,762,918
                                                             ------------
                                                              14,335,451

NETHERLANDS-12.5%
Akzo Nobel NV                                   226,800       11,555,392
Equant NV (a)                                    42,800        1,797,600
ING NV                                          133,235       10,076,150
KLM Royal Dutch Airlines NV                      40,000        1,706,965
Royal Philips Electronics NV                    114,000        9,235,256
Thermo Eurotech NV (a) (b)                      160,000          478,588
Wolters Kluwerc NV                               25,700        3,856,473
                                                             ------------
                                                              38,706,424

SPAIN-5.5%
Banco Bilbao Vizcaya, SA                         97,800        1,844,428
Banco Santander, SA                              82,300        2,325,443
  Rights, expiring 9/30/98 (a)                   82,300            3,268
Endesa, SA                                      128,000        2,820,540
Repsol, SA                                       58,000        3,154,844
Tabacalera, SA Ser. A                           164,150        3,622,553
Telefonica, SA                                   58,090        2,833,002
Unidad Editorial, SA Ser. A (b)                 549,920          582,234
                                                             ------------
                                                              17,186,312

SWEDEN-3.3%
Astra AB Ser. A                                 201,500        3,875,780
Autoliv, Inc. (SDR)                             106,300        3,621,555
Electrolux AB Ser. B                            179,500        2,865,898
                                                             ------------
                                                              10,363,233


9


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
SWITZERLAND-11.9%
Julius Baer Holdings AG                           1,125    $   3,909,237
Nestle, SA                                        2,540        5,275,267
Novartis AG                                       1,950        3,288,589
Schindler Holding AG                              1,330        1,940,531
  REGD                                              260          383,712
Schweizerische
Rueckversicherungs-
Gesellschaft                                      1,300        3,523,177
Swatch Group AG                                  14,400        2,443,953
UBS AG                                           10,000        4,340,243
Zurich Allied AG                                 15,100       11,851,479
                                                             ------------
                                                              36,956,188

UNITED KINGDOM-21.7%
Bank of Scotland                                277,200        3,033,804
Bass Plc.                                       190,914        3,087,397
Beazer Group Plc.                               369,900        1,066,470
BPB Plc.                                         62,600          341,539
British Aerospace Plc.                          631,892        4,871,967
British Airways Plc.                            384,000        3,932,948
Diageo Plc.                                     327,680        3,886,029
Energis Plc.                                    144,000        2,211,107
FKI Plc.                                        710,000        1,913,647
HSBC Holdings Plc.                              109,000        2,708,165
Imperial Tobacco Group Plc.                      75,600          635,987
Johnson Matthey Plc.                            308,000        2,168,440
Kingfisher Plc.                                 422,876        3,220,708
Ladbroke Group Plc.                           1,196,339        5,535,331
Lloyds TSB Group Plc.                           177,955        2,412,724
Railtrack Group Plc.                             92,300        2,272,136
Rolls-Royce Plc.                                253,000          986,696
Royal Bank of Scotland Plc                      150,912        2,445,428
Rugby Group Plc.                                591,000          921,956
Siebe Plc.                                       60,000        1,088,892
Tomkins Plc.                                  1,177,527        6,116,704
Unilever Plc.                                   244,700        2,400,305
United Assurance Group Plc.                     307,000        3,201,981
Vodafone Group Plc.                             213,085        2,953,413
Whitbread Plc. Cl. A                            272,999        3,951,065
                                                             ------------
                                                              67,364,839

Total Common Stocks & Other Investments
  (cost $239,295,379)                                        282,193,404

PREFERRED STOCKS-2.5%
GERMANY-2.5%
Henkel KGaA Vorzug                               42,340        3,879,382
Hornbach Holding AG                              10,000          862,844
Wella AG                                          2,770        2,875,880

Total Preferred Stocks
  (cost $5,269,492)                                            7,618,106

TOTAL INVESTMENTS-93.2%
  (cost $244,564,871)                                        289,811,510
Other assets less liabilities-6.8%                            21,151,513

NET ASSETS-100%                                            $ 310,963,023


(a)  Non-income producing security.

(b)  Restricted and illiquid securities, valued at fair value (see Notes A & F).

     Glossary:
     SDR - Swedish Depositary Receipt.

     See notes to financial statements.


10


STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1998                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $244,564,871)        $ 289,811,510
  Cash, at value (cost $27,611,712)                                 27,571,397
  Receivable for investment securities and foreign
    currency sold                                                    9,093,257
  Receivable for capital stock sold                                  5,412,260
  Dividends receivable                                                 789,090
  Total assets                                                     332,677,514

LIABILITIES
  Payable for investment securities purchased                       15,374,569
  Payable for capital stock redeemed                                 5,580,249
  Advisory fee payable                                                 245,693
  Distribution fee payable                                             177,651
  Accrued expenses and other liabilities                               336,329
  Total liabilities                                                 21,714,491

NET ASSETS                                                       $ 310,963,023

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     146,562
  Additional paid-in capital                                       229,766,782
  Accumulated net realized gain on investments and foreign
    currency transactions                                           35,756,904
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     45,292,775
                                                                 $ 310,963,023

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($130,776,899/5,986,218 shares of capital stock
    issued and outstanding)                                             $21.85
  Sales charge--4.25% of public offering price                             .97
  Maximum offering price                                                $22.82

  CLASS B SHARES
  Net asset value and offering price per share
    ($137,425,400/6,618,638 shares of
    capital stock issued and outstanding)                               $20.76

  CLASS C SHARES
  Net asset value and offering price per share
    ($39,617,688/1,907,094 shares of
    capital stock issued and outstanding)                               $20.77

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($3,143,036/144,270 shares of capital stock issued
    and outstanding)                                                    $21.79


See notes to financial statements.


11


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1998                               ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $463,750)                         $  4,180,528
  Interest                                             144,127    $  4,324,655

EXPENSES
  Advisory fee                                       2,091,076
  Distribution fee - Class A                           284,858
  Distribution fee - Class B                           838,443
  Distribution fee - Class C                           224,234
  Transfer agency                                      395,487
  Custodian                                            251,063
  Administrative                                       121,000
  Registration                                          89,209
  Audit and legal                                       79,779
  Printing                                              47,538
  Directors' fees                                       34,000
  Miscellaneous                                         80,405
  Total expenses                                     4,537,092
  Less: expense offset arrangement (see Note B)        (29,262)
  Net expenses                                                       4,507,830
  Net investment loss                                                 (183,175)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      35,195,934
  Net realized gain on foreign currency transactions                 8,444,336
  Net change in unrealized appreciation of:
    Investments                                                     12,375,129
    Foreign currency denominated assets and liabilities             (1,257,260)
  Net gain on investments and foreign currency transactions         54,758,139

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 54,574,964


See notes to financial statements.


12


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                               YEAR ENDED           YEAR ENDED
                                                 JULY 31,             JULY 31,
                                                  1998                 1997
                                               -----------          ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income (loss)               $   (183,175)        $    162,167
  Net realized gain on investments and
    foreign currency transactions              43,640,270           10,848,198
  Net change in unrealized appreciation
    of investments and foreign currency
    denominated assets and liabilities         11,117,869           24,996,705
  Net increase in net assets from operations   54,574,964           36,007,070

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                            -0-            (576,971)
    Advisor Class                                      -0-             (27,293)
  Distributions in excess of net
    investment income
    Class A                                      (163,447)            (110,528)
    Class B                                            -0-            (294,871)
    Class C                                            -0-             (77,561)
    Advisor Class                                 (18,527)             (44,709)
  Net realized gain on investments
    Class A                                    (8,368,006)          (5,185,709)
    Class B                                    (7,564,196)          (3,892,291)
    Class C                                    (1,982,938)          (1,023,804)
    Advisor Class                                (421,605)            (413,229)

CAPITAL STOCK TRANSACTIONS
  Net increase                                109,259,378           14,458,994
  Total increase                              145,315,623           38,819,098

NET ASSETS
  Beginning of year                           165,647,400          126,828,302
  End of year                                $310,963,023         $165,647,400


See notes to financial statements.


13


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance New Europe Fund, Inc. (the "Fund"), which is a Maryland corporation, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchange whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with the procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


14


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a increase to distribution in excess of net investment income and a corresponding decrease in accumulated net realized gain on investments and foreign currency denominated assets and liabilities. This reclassification had no affect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets and .80 of 1% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $121,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $206,568 for the year ended July 31, 1998. In addition, for the year ended July 31, 1998, the Fund's expenses were reduced by $29,262 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the Statement of Operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $28,025 from the sale of Class A shares and $345, $87,486 and $7,877 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 1998.

Brokerage commissions paid on investment transactions for the year ended July 31, 1998, amounted to $1,113,414, of which $947 was paid to Pershing Trading Company L.P., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

reimbursed by the Fund in the amount of $4,377,262 and $741,808 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $273,132,782 and $195,032,903, respectively, for the year ended July 31, 1998. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 1998.

At July 31, 1998, the cost of investments for federal income tax purposes was $244,600,994. Accordingly, gross unrealized appreciation of investments was $49,766,873 and gross unrealized depreciation of investments was $4,556,357, resulting in net unrealized appreciation of $45,210,516 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1998, the Fund had no outstanding forward foreign exchange currency contracts.


16


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in shares of beneficial interest were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           13,751,811     1,303,075    $276,136,179    $ 21,713,136
Shares issued in
  reinvestment of
  dividends and
  distributions          378,398       254,664       6,266,271       3,984,275
Shares converted
  from Class B            78,824       100,299       1,524,594       1,691,373
Shares redeemed      (12,445,170)   (2,108,514)   (249,970,416)    (35,513,171)
Net increase
  (decrease)           1,763,863      (450,476)   $ 33,956,628    $ (8,124,387)

CLASS B
Shares sold            5,344,638     1,781,457    $104,681,961    $ 28,883,265
Shares issued in
  reinvestment of
  dividends and
  distributions          400,667       172,848       6,334,550       2,609,985
Shares converted
  to Class A             (82,525)     (104,138)     (1,524,594)     (1,691,373)
Shares redeemed       (2,738,266)     (941,780)    (51,595,123)    (15,417,285)
Net increase           2,924,514       908,387    $ 57,896,794    $ 14,384,592

CLASS C
Shares sold            1,386,110     1,141,931     $27,622,464     $18,134,537
Shares issued in
  reinvestment of
  dividends and
  distributions          111,992        35,907       1,771,714         543,388
Shares redeemed         (536,318)     (893,992)    (10,257,012)    (14,251,265)
Net increase             961,784       283,846    $ 19,137,166    $  4,426,660


                     YEAR ENDED  OCT. 2, 1996(A)  YEAR ENDED    OCT. 2, 1996(A)
                       JULY 31,         TO           JULY 31,         TO
                         1998     JULY 31, 1997       1998       JULY 31, 1997
                     ------------  ------------  --------------  --------------
ADVISOR CLASS
Shares sold              592,718       572,938    $ 12,021,320    $  9,725,312
Shares issued in
  reinvestment of
  dividends and
  distributions           25,969        26,029         428,215         405,264
Shares redeemed         (696,715)     (376,669)    (14,180,745)     (6,358,447)
Net increase
  (decrease)             (78,028)      222,298    $ (1,731,210)   $  3,772,129


(a)  Commencement of distribution.


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE F: RESTRICTED AND ILLIQUID SECURITIES

                                        DATE
SECURITY                              ACQUIRED                     U.S. $ COST
--------                              --------                     -----------
Thermo Eurotech NV                     3/19/91                      $512,088
Unidad Editorial, SA Ser. A           10/01/92                       699,170

The securities shown above are restricted as to sale and have been valued at fair value in accordance with procedures described in Note A. The value of these securities at July 31, 1998 was $1,060,822, representing 0.3% of net assets.


NOTE G: CONCENTRATION OF RISK
The Fund has invested approximately 22% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


NOTE H: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 1998.


18


FINANCIAL HIGHLIGHTS                                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS A
                                            ------------------------------------------------------------------------------
                                                                                                   MARCH 1,
                                                                                                    1994
                                                                 YEAR ENDED JULY 31,                 TO      YEAR ENDED
                                            --------------------------------------------------    JULY 31,   FEBRUARY 28,
                                                1998         1997         1996         1995        1994(A)       1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $18.61       $15.84       $15.11       $12.66       $12.53        $9.37

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .05(b)       .07(b)       .18          .04          .09          .02(b)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  5.28         4.20         1.02         2.50          .04         3.14
Net increase in net asset value from
  operations                                    5.33         4.27         1.20         2.54          .13         3.16

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-        (.15)          -0-        (.09)          -0-          -0-
Distributions in excess of net investment
  income                                        (.04)        (.03)          -0-          -0-          -0-          -0-
Distributions from net realized gains on
  investments and foreign currency
transactions                                   (2.05)       (1.32)        (.47)          -0-          -0-          -0-
Total dividends and distributions              (2.09)       (1.50)        (.47)        (.09)          -0-          -0-
Net asset value, end of period                $21.85       $18.61       $15.84       $15.11       $12.66       $12.53

TOTAL RETURN
Total investment return based on net
  asset value (c)                              32.21%       28.78%        8.20%       20.22%        1.04%       33.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $130,777      $78,578      $74,026      $86,112      $86,739      $90,372
Ratio of expenses to average net assets         1.85%(d)     2.05%(d)     2.14%        2.09%        2.06%(e)     2.30%
Ratio of net investment income to
  average net assets                             .25%         .40%        1.10%         .37%        1.85%(e)      .17%
Portfolio turnover rate                           99%          89%          69%          74%          35%          94%


See footnote summary on page 22.


19


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS B
                                            ------------------------------------------------------------------------------
                                                                                                   MARCH 1,
                                                                                                    1994
                                                             YEAR ENDED JULY 31,                      TO      YEAR ENDED
                                            --------------------------------------------------     JULY 31,   FEBRUARY 28,
                                                1998         1997         1996         1995        1994(A)      1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $17.87       $15.31       $14.71       $12.41       $12.32        $9.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.08)(b)     (.04)(b)      .08         (.05)         .07         (.05)(b)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  5.02         4.02          .99         2.44          .02         3.09
Net increase in net asset value from
  operations                                    4.94         3.98         1.07         2.39          .09         3.04

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-          -0-        (.09)          -0-          -0-
Distributions in excess of net investment
  income                                          -0-        (.10)          -0-          -0-          -0-          -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (2.05)       (1.32)        (.47)          -0-          -0-          -0-
Total dividends and distributions              (2.05)       (1.42)        (.47)        (.09)          -0-          -0-
Net asset value, end of period                $20.76       $17.87       $15.31       $14.71       $12.41       $12.32

TOTAL RETURN
Total investment return based on net
  asset value (c)                              31.22%       27.76%        7.53%       19.42%         .73%       32.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $137,425      $66,032      $42,662      $34,527      $31,404      $20,729
Ratio of expenses to average net assets         2.56%(d)     2.75%(d)     2.86%        2.79%        2.76%(e)     3.02%
Ratio of net investment income (loss) to
  average net assets                            (.40)%       (.23)%        .59%        (.33)%       1.15%(e)     (.52)%
Portfolio turnover rate                           99%          89%          69%          74%          35%          94%


See footnote summary on page 22.


20


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS C
                                            ------------------------------------------------------------------------------
                                                                                                  MARCH 1,      MAY 3,
                                                                                                    1994       1993(F)
                                                                 YEAR ENDED JULY 31,                 TO          TO
                                            --------------------------------------------------    JULY 31,   FEBRUARY 28,
                                                1998         1997         1996         1995        1994(A)      1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $17.89       $15.33       $14.72       $12.42       $12.33       $10.21

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.08)(b)     (.04)(b)      .08         (.07)         .06         (.04)(b)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  5.01         4.02         1.00         2.46          .03         2.16
Net increase in net asset value from
  operations                                    4.93         3.98         1.08         2.39          .09         2.12

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-          -0-        (.09)          -0-          -0-
Distributions in excess of net investment
  income                                          -0-        (.10)          -0-          -0-          -0-          -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (2.05)       (1.32)        (.47)          -0-          -0-          -0-
Total dividends and distributions              (2.05)       (1.42)        (.47)        (.09)          -0-          -0-
Net asset value, end of period                $20.77       $17.89       $15.33       $14.72       $12.42       $12.33

TOTAL RETURN
Total investment return based on net
  asset value (c)                              31.13%       27.73%        7.59%       19.40%         .73%       20.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $39,618      $16,907      $10,141       $7,802      $11,875      $10,886
Ratio of expenses to average net assets         2.56%(d)     2.74%(d)     2.87%        2.78%        2.76%(e)     3.00%(e)
Ratio of net investment income (loss) to
  average net assets                            (.41)%       (.23)%        .58%        (.33)%       1.15%(e)     (.52)%(e)
Portfolio turnover rate                           99%          89%          69%          74%          35%          94%


See footnote summary on page 22.


21


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                 ADVISOR CLASS
                                          --------------------------
                                                          OCTOBER 2,
                                                           1996(F)
                                           YEAR ENDED        TO
                                            JULY 31,      JULY 31,
                                              1998          1997
                                           ----------    ---------
Net asset value, beginning of period          $18.57       $16.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .08          .11
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  5.28         3.76
Net increase in net asset value from
  operations                                    5.36         3.87

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-        (.09)
Distribution in excess of net investment
  income                                        (.09)        (.14)
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (2.05)       (1.32)
Total dividends and distributions              (2.14)       (1.55)
Net asset value, end of period                $21.79       $18.57

TOTAL RETURN
Total investment return based on net
  asset value (c)                              32.55%       25.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,143       $4,130
Ratio of expenses to average net assets (d)     1.56%        1.71%(e)
Ratio of net investment income to
  average net assets                             .39%         .77%(e)
Portfolio turnover rate                           99%          89%


(a)  The Fund changed its year end from February 28 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(d) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended July 31, 1998, and the July 31, 1997 net expense ratio would have been 1.84%, 2.54%, 2.54% and 1.54%, and 2.04%, 2.74%,
2.73%, 1.71% for Class A, B, C and Advisor Class shares, respectively.

(e)  Annualized.

(f)  Commencement of distribution.


22


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE NEW EUROPE FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance New Europe Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New Europe Fund, Inc. at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



New York, New York
September 9, 1998



TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________
In order to meet certain requirements of the Internal Revenue Code we are advising you that $6,331,890 and $6,231,854 of the capital gain distributions paid by the Fund during the fiscal year July 31, 1998 are subject to maximum tax rates of 28% and 20%, respectively.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended July 31, 1998 is $463,750. The gross foreign source income for information reporting purposes is $463,750.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


23


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
ALAN J. STOGA (1)

OFFICERS
THOMAS J. BARDONG, VICE PRESIDENT
STEPHEN M. BEINHACKER, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
EDMUND P. BERGAN, JR., SECRETARY
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672


(1)  Member of the Audit Committee.


24


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Strategic Balanced Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


25


ALLIANCE NEW EUROPE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

EURAR